MONTHLY SERVICER'S CERTIFICATE

                         THE NEIMAN MARCUS GROUP, INC.
                 NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST,
                                 SERIES 1995-1


The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Chase Manhattan Bank, N.A., does hereby certify as follows:

       1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

       2.   NMG is, as of the date hereof, the Servicer under Agreement.

       3.   The undersigned is a Servicing Officer.

       4. This Certificate relates to the Distribution Date occurring on September 16, 1996.

       5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

       6.   As  of the date hereof, to  the best knowledge of the undersigned,
            no  Early  Amortization   Event  occurred  on  or  prior  to  such
            Distribution Date.

       7. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Agreement.

       8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $97,510,744.67.

       9. The aggregate amount of Collections of Finance Charge Receivables (including Discounted Receivables) for the preceding Monthly period was equal to $6,209,003.95.

      10. The aggregate amount of Collections of Principal Receivables for the preceding Monthly Period was equal to $91,301,740.72

      11.   The total amount to  be distributed to Investor Certificateholders
            on   the   next  succeeding   Distribution   Date   is  equal   to
            $1,560,625.00.

     12. The amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date per $1,000 original principal amount is equal to:

                              Class A       6.333
                              Class B       6.458

     13. The amount of such distribution allocable to principal is equal to 0.000.

     14. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:

                              Class A       0.000
                              Class B       0.000

     15. The amount of such distribution allocable to interest is equal to $1,560,625.00.

     16. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:

                              Class A       6.333
                              Class B       6.458

Attached hereto is a true and correct copy of the Monthly Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of September, 1996.



                                   THE NEIMAN MARCUS GROUP, INC.
                                   As Servicer

                                   BY: /s/ Paul F. Gibbons
                                       Name:  Paul F. Gibbons
                                       Title:  Vice President & Treasurer






                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1
                                                                                                 1.
Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and
Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman
Marcus Funding Corporation, as Seller and The Chase Manhattan Bank, N.A., as Trustee, the Servicer is
required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to the applicable Distribution Date and
Monthly Period is set forth below.
                                                    Monthly Period:          August-96
                                                    Distribution Date:       September-96
                                                    Period                   18
                                                      (Revolving =  0-56,
                                                       Controlled Amortization = 57-62)

A. ORIGINAL DEAL PARAMETERS

(a) Class A Initial Invested Amount                            $225,000,000.00            75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00             7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00            18.00%
(d) Total Initial Invested Amount                              $300,000,000.00
(e) Class A Certificate Rate                                             7.60%
(f) Class B Certificate Rate                                             7.75%
(g) Class C Certificate Rate                                             0.00%

(h) Servicing Fee Percentage                                             2.00%
(i) Discount Percentage                                                  2.00%


I. RECEIVABLES IN THE TRUST
(a) Beginning of the Period Principal Receivables              $361,083,601.93
(b) Beginning of the Period Finance Charge Receivables           $4,898,226.42
(c) Beginning of the Period Discounted Receivables               $7,369,053.10
(d) Beginning of the Period Total Receivables (a + b + c)                        $373,350,881.45

(e) Removed Principal Receivables                                        $0.00
(f) Removed Finance Charge Receivables                                   $0.00
(g) Removed Total Receivables (e + f)                                                      $0.00

(h) Additional Principal Receivables                                     $0.00
(i) Additional Finance Charge Receivables                                $0.00
(j) Additional Total Receivables (h + i)                                                   $0.00

(k) End of Period Principal Receivables                        $371,309,225.17
(l) End of Period Finance Charge Receivables                     $4,684,221.72
(m) End of Period Discounted Receivables                         $7,332,500.07
(n) End of Period Total Receivables (k+l + m )                                   $383,325,946.96

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


                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                 2.
II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

(a) Class A Initial Invested Amount                            $225,000,000.00            75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00             7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00            18.00%
(d) Total Initial Invested Amount (a + b + c)                                    $300,000,000.00

(e) Class A Invested Amount (a - (X.d))                        $225,000,000.00            75.00%
(f) Class B Invested Amount (b - (X.h))                         $21,000,000.00             7.00%
(g) Class C Invested Amount (c - (X.l))                         $54,000,000.00            18.00%
(h) Total Invested Amount (e + f + g)                                            $300,000,000.00

(i) Floating Allocation Percentage (h / (I.a))                          83.08%
(j) Class A Floating Allocation Percentage (e / (I.a))                  62.31%
(K) Class B Floating Allocation Percentage (f / (I.a))                   5.82%
(l) Class C Floating Allocation Percentage (g / (I.a))                  14.95%

(m) Principal Allocation Percentage (h / (I.a))                         83.08%
(n) Class A Principal Allocation Percentage (e / (I.a))                 62.31%
(o) Class B Principal Allocation Percentage (f / (I.a))                  5.82%
(p) Class C Principal Allocation Percentage (g / (I.a))                 14.95%

(q) Servicing Fee (h * (A.h))                        2.00%          $6,000,000
(r) Investor Defaulted Amount (i * (IV.o))                          $1,346,718

III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

(a) Beginning Seller's Interest (I.a - II.h)                    $61,083,601.93
(b) Ending Seller's Interest (I.k - II.h)                       $71,309,225.17
(c) Required Seller's Interest                                           $0.00
(d) Retained Interest (II.g + III.b)                           $125,309,225.17
(e) Required Retained Interest                                   $6,000,000.00
(f) Required Principal Balance                                 $300,000,000.00
(g) Amount on deposit in Special Funding Account                         $0.00

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



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                         3.
IV. PERFORMANCE SUMMARY

COLLECTIONS:
(a)  Collections of Principal Receivables                       $91,301,740.72
(b)  Collections of Finance Charge Receivables                   $4,345,703.12
(c)  Collections of Discount Option Receivables                  $1,863,300.83
(d)  Total Finance Charge Collections (b+c)                      $6,209,003.95
(e)  Total Collections (a+b+c)                                  $97,510,744.67

DELINQUENCIES AND LOSSES:
(f) End of the month delinquencies:
      (g) 30 days delinquent                                       $61,266,402
      (h) 60 days delinquent                                       $15,335,542
      (i) 90 days delinquent                                        $6,368,544
      (j) 120 + days delinquent                                     $8,189,928

      (k) Total 30 + days delinquent (g + h + i + j )              $91,160,416

(l) Gross Charge-Offs during the month                           $2,136,187.05
(m) Recoveries during the month                                    $515,261.20
(n) Net Charge-Offs during the month (l - m)                     $1,620,925.85

(o) Defaulted Amount                                                $1,620,926

V. EMPLOYEE AND NON-U.S. ACCOUNTS
                                                                        Amount     # of Accounts
(a) Employee Accounts at end of month                               $7,551,621            11,202
(b) as a percentage of total (a / (e))                                   1.97%             0.28%

(c) Non-US Accounts at end of month                                 $7,822,831            53,564
(d) as a percentage of total (c / (e))                                   2.04%             1.35%

(e) Total amount/number of Accounts in Trust (at end of month) $383,325,946.96         3,969,164

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




                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                 4.
VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

(a) Available Series 1995-1 Finance Charge Collections(((IV.d))*II.i)          $5,158,642
(b) Class A Interest (((A.e)*(II.e)) / 12)                                     $1,425,000
(c) Class B Interest (((A.f)*(II.f)) / 12)                                       $135,625

(d) Servicing Fee [if not Neiman Marcus]                                               $0

(e) AB Investor Defaulted Amount ((IV.o * (II.j + II.k)))                      $1,104,309

(f) Class C Investor Defaulted Amount ((IV.o * (II.l))                           $242,409

(g) Adjustment Payment Shortfalls                                                      $0

(h) Reimbursement of Class A Investor Charge-Offs                                      $0

(i) Unpaid Class B Interest                                                            $0

(j) Reimbursement of Class B Investor Charge-Offs                                      $0

(k) Reimbursement of Class C Investor Charge-Offs                                      $0

(l) Servicing Fee [if Neiman Marcus]                                             $500,000

(m) Class C Interest                                                                   $0


(n) Total Excess Finance Charge Collections                                    $1,751,300
     (a-b-c-d-e-f-g-h-i-j-k-l-m)



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                 5.
VII.  YIELD and BASE RATE
Base Rate
(The sum of the Class A Certificate Rate, Class B Certificate Rate, and Class C Certificate
Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

(a) Base Rate (current month)                                                       8.24%
(b) Base Rate (prior month)                                                         8.24%
(c) Base Rate (2 months ago)                                                        8.24%

(d) 3 Month Average Base Rate                                                       8.24%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

(e) Portfolio Yield (current month)                                                15.25%
(f) Portfolio Yield (prior month)                                                  13.41%
(g) Portfolio Yield (2 months ago)                                                 13.71%

(h) 3 Month Average Portfolio Yield                                                14.12%

VIII.  PORTFOLIO PERFORMANCE RATES

(a) Net Charge-Offs (% of Principal Receivables Outstanding (at beginning           5.39%
     of month))
(b) Monthly Payment Rate (% of Total Receivables Outstanding (at beginning         26.12%
     of month))
(c) Gross Yield to Investors (annualized)                                          19.96%
(d) Portfolio Yield (3 month average (annualized))                                 14.12%
(e) Base Rate (3 month average)                                                     8.24%
(f) Excess Finance Charge Collections % (d-e)                                       5.88%




                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                 6.
IX.  PRINCIPAL COLLECTIONS

(a) Class A Principal Allocation Percentage (II.e/I.a)                             62.31%
(b) Class A Monthly Principal                                                       $0.00
(c) Class B Principal Allocation Percentage (II.f/I.a)                              5.82%
(d) Class B Monthly Principal                                                       $0.00
(e) Class C Principal Allocation Percentage (II.g/I.a)                             14.95%
(f) Class C Monthly Principal                                                       $0.00

(g) Total Monthly Principal (b + d + f)                                                $0

(h) Reallocated Principal Collections                                               $0.00
(i) Shared Principal Collections allocable from other Series                        $0.00

X.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Charge-Offs                                                    $0.00
(b) Class A Investor Charge-Offs per $1,000 original certificate principal amount   $0.00
(c) Total amount reimbursed in respect of Class A Investor Charge-Offs              $0.00
(d) The amount, if any, by which the outstanding principal balance of the           $0.00
      Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.

CLASS B INVESTOR CHARGE-OFFS
(e) Class B Investor Charge-Offs                                                    $0.00
(f) Class B Investor Charge-Offs per $1,000 original certificate principal amount   $0.00
(g) Total amount reimbursed in respect of Class B Investor Charge-Offs              $0.00
(h) The amount, if any, by which the outstanding principal balance of the           $0.00
      Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.
CLASS C INVESTOR CHARGE-OFFS
(i) Class C Investor Charge-Offs                                                    $0.00
(j) Class C Investor Charge-Offs per $1,000 original certificate principal amount   $0.00
(k) Total amount reimbursed in respect of Class C Investor Charge-Offs              $0.00
(l) The amount, if any, by which the outstanding principal balance of the           $0.00
      Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date.



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1



                                                                                                 7.
XI.  AMORTIZATION

(a) Cumulative Class A principal paid (as of prior distribution dates)
(b) Class A Principal Payments                                                      $0.00
(c) Total Class A Principal Paid (a + b)                                            $0.00

(d) Cumulative Class B principal paid (as of prior distribution dates)
(e) Class B Principal Payments                                                      $0.00
(f) Total Class B Principal Paid (d + e)                                            $0.00

(g) Cumulative Class C Principal Paid (as of prior distribution dates)
(h) Class C Principal Payments                                                      $0.00
(i) Total Class C Principal Paid (g + h)                                            $0.00


               The Neiman Marcus Group, Inc., as Servicer

               By:    /s/ Paul F. Gibbons
               Name:  Paul F. Gibbons
               Title: Vice President and Treasurer